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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report MAY 18, 2001


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)




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

           New York                                                1-9860                      22-1927534
(State or other jurisdiction  of incorporation)          (Commission File Number)       (IRS Identification No.)
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Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

(Address of principal executive offices)                  (Zip code)


                                 (845) 362-1100

              (Registrant's telephone number, including area code)



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                             BARR LABORATORIES, INC.


                        CURRENT REPORT DATED MAY 18, 2001


Item 5. Other Events

         See attached Exhibit 99.4, press release announcing that the Company received a subpoena, issued by the Commonwealth of Massachusetts Office of the Attorney General, for the production of documents related to pricing and reimbursement of select products in Massachusetts.





Item 7. Financial Statements and Exhibits

(c)      Exhibit Number          Exhibit

         99.4 Registrant's May 17, 2001 press release announcing that the Company received a subpoena, issued by the Commonwealth of Massachusetts Office of the Attorney General, for the production of documents related to pricing and reimbursement of select products in Massachusetts.


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                             BARR LABORATORIES, INC.


                        CURRENT REPORT DATED MAY 18, 2001



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BARR LABORATORIES, INC.


Date:  May 18, 2001                         /S/ William T. McKee
                                            ---------------------------
                                            William T. McKee
                                            Chief Financial Officer
                                            (Principal Financial Officer and
                                             Principal Accounting Officer)



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